First Quarter 2019   Investor Presentation   May 1, 2019

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Safe Harbor Notice   Forward-Looking Statements   This presentation, other written or oral communications, and our public documents to which we refer contain or incorporate by reference certain forward-looking   statements which are based on various assumptions (some of which are beyond our control) and may be identified by reference to a future period or periods or by the use   of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” or similar terms or variations on those terms or the negative of those   terms. Such statements include those relating to our future performance, macro outlook, the interest rate and credit environments, tax reform and future opportunities.   Actual results could differ materially from those set forth in forward-looking statements due to a variety of factors, including, but not limited to, changes in interest rates;   changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed securities (“MBS”) and other securities for purchase; the availability of   financing and, if available, the terms of any financing; changes in the market value of our assets; changes in business conditions and the general economy; our ability to   grow our commercial real estate business; our ability to grow our residential credit business; our ability to grow our middle market lending business; credit risks related to   our investments in credit risk transfer securities, residential mortgage-backed securities and related residential mortgage credit assets, commercial real estate assets and   corporate debt; risks related to investments in mortgage servicing rights; our ability to consummate any contemplated investment opportunities; changes in government   regulations or policy affecting our business; our ability to maintain our qualification as a REIT for U.S. federal income tax purposes; and our ability to maintain our   exemption from registration under the Investment Company Act of 1940, as amended. For a discussion of the risks and uncertainties which could cause actual results to   differ from those contained in the forward-looking statements, see “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports   on Form 10-Q. We do not undertake, and specifically disclaim any obligation, to publicly release the result of any revisions which may be made to any forward-looking   statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except as required by law.   We routinely post important information for investors on our website, www.annaly.com. We intend to use this webpage as a means of disclosing material, non-public   information, for complying with our disclosure obligations under Regulation FD and to post and update investor presentations and similar materials on a regular basis.   Annaly encourages investors, analysts, the media and others interested in Annaly to monitor the Investors section of our website, in addition to following our press   releases, SEC filings, public conference calls, presentations, webcasts and other information we post from time to time on our website. To sign-up for email-notifications,   please visit the “Email Alerts” section of our website, www.annaly.com, under the “Investors” section and enter the required information to enable notifications. The   information contained on, or that may be accessed through, our webpage is not incorporated by reference into, and is not a part of, this document.   Past performance is no guarantee of future results. There is no guarantee that any investment strategy referenced herein will work under all market conditions. Prior to   making any investment decision, you should evaluate your ability to invest for the long-term, especially during periods of downturns in the market. You alone assume the   responsibility of evaluating the merits and risks associated with any potential investment or investment strategy referenced herein. To the extent that this material   contains reference to any past specific investment recommendations or strategies which were or would have been profitable to any person, it should not be assumed that   recommendations made in the future will be profitable or will equal the performance of such past investment recommendations or strategies.   Non-GAAP Financial Measures   This presentation includes certain non-GAAP financial measures, including core earnings metrics, which are presented both inclusive and exclusive of the premium   amortization adjustment (“PAA”). We believe the non-GAAP financial measures are useful for management, investors, analysts, and other interested parties in evaluating   our performance but should not be viewed in isolation and are not a substitute for financial measures computed in accordance with U.S. generally accepted accounting   principles (“GAAP”). In addition, we may calculate non-GAAP metrics, which include core earnings, and the PAA, differently than our peers making comparative   analysis difficult. Please see the section entitled “Non-GAAP Reconciliations” in the attached Appendix for a reconciliation to the most directly comparable GAAP   financial measures.   2

Overview

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Annaly is a Leading Diversified Capital Manager   4   Source: Bloomberg and Company filings. Market data as of March 29, 2019. Financial data as of March 31, 2019.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   The Annaly Middle Market Lending Group provides   financing to private equity backed middle market   businesses across the capital structure   The Annaly Commercial Real Estate Group originates and   invests in commercial mortgage loans, securities and other   commercial real estate debt and equity investments   The Annaly Residential Credit Group invests in Non-   Agency residential mortgage assets within the   securitized product and whole loan markets   The Annaly Agency Group invests in Agency MBS   collateralized by residential mortgages which are   guaranteed by Fannie Mae, Freddie Mac or Ginnie Mae   Assets(1) $119.5bn   Capital(2) $11.3bn   Sector Rank(3) #1/7   Strategy Countercyclical / Defensive   Levered Returns(4) 10% – 12%   Assets(1) $3.4bn   Capital(2) $1.3bn   Sector Rank(3) #8/14   Strategy Cyclical / Growth   Levered Returns(4) 9% – 12%   Assets(1) $2.1bn   Capital(2) $0.9bn   Sector Rank(3) #8/16   Strategy Cyclical / Growth   Levered Returns(4) 9% – 11%   Assets $1.8bn   Capital(2) $1.3bn   Sector Rank(3) #6/44   Strategy Non-Cyclical / Defensive   Levered Returns(4) 10% – 12%   Represents credit business   Assets: $126.8bn(1)   Market Cap: $14.4bn

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   First Quarter 2019 Financial Highlights   5   Earnings &   Book Value   Investment   Portfolio   Financing,   Liquidity &   Hedging   Earnings (Loss) per Share Dividend per Share Net Interest Margin   (ex. PAA)*   Book Value per Share   ($0.63) | $0.29   $0.30   $9.67   Capital Allocation(3)   Dividend Yield(1)   12.01%   Core   (ex. PAA)*GAAP   Financing & Liquidity Average Cost of Funds(6)Economic Leverage   $1.6bn   of residential whole   loan and commercial   securitizations YTD’19(4)   $9.0bn   of unencumbered   assets   Hedge Ratio(5)   $126.8bn   Total Portfolio(2)   $15.8bn   Total Stockholders’ Equity   Yield on Interest   Earning Assets (ex-PAA)*   Source: Company filings. Financial data as of March 31, 2019, unless otherwise noted. * Represents a non-GAAP financial measure; see Appendix.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   Total Hedge Portfolio   $92bn   Hedge portfolio   includes $67bn of   swaps, $3bn of   swaptions and $21bn   of futures contracts   Net Interest Margin   1.34%   1.25%   Q4 2018 Q1 2019   1.49% 1.51%   Q4 2018 Q1 2019   Agency   76%   AMML   9%   ARC   9%   ACREG   6%   Credit   24%   7.0x 7.0x   Q4 2018 Q1 2019   94%   85%   Q4 2018 Q1 2019   2.22%   2.15%   Q4 2018 Q1 2019   3.38%   3.45%   Q4 2018 Q1 2019

Investment Highlights

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Strong Performance   7   The diversification, scale and liquidity of Annaly’s established investment platform provide a   unique opportunity in today’s markets   Annaly Advantages   Source: Bloomberg, SNL Financial and Company filings.   Note: Market data as of March 29, 2019. Financial data as of March 31, 2019 unless otherwise noted.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   Annaly’s total return of 80% since diversification strategy beganis   2.0x higher than Yield Sectors(4) and 10% higher than the S&P 500   Size & Scale   ~13x the market   capitalization of the   median mREIT   3 transformational   acquisitions, with   combined deal value   of ~$3.3bn(1)   Diversification   37 available   investment   options is nearly 3x   more than Annaly had   in 2013(2) and over 4x   more than the current   mREIT average   Operating   Efficiency   Annaly operates at   significantly lower   expense levels than   other Yield Sectors;   2x more efficient than   mREIT average(3)   Liquidity &   Financing   Annaly utilizes a   multitude of funding   sources in each   business and has   $9.0bn of   unencumbered assets   ESG Focus   4 new Independent   Directors added since   the beginning of 2018;   2nd social impact   venture launched

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   $0   $3,000   $6,000   $9,000   $12,000   $15,000   N   L   Y   A   G   N   C   N   R   Z   ST   W   D   B   X   M   T   T   W   O   C   IM   M   F   A   A   R   I   N   R   F   C   L   N   Y   L   A   D   R   IV   R   R   W   T   T   R   T   X   P   M   T   A   B   R   H   T   S   C   Y   S   K   R   E   F   A   R   R   N   Y   M   T   G   P   M   T   C   M   O   ST   A   R   M   T   G   E   R   C   M   IT   T   W   M   C   A   C   R   E   D   X   A   M   T   G   A   N   H   X   A   N   O   R   C   C   H   M   I   D   S   R   A   S   F   A   JX   IM   H   O   R   M   E   A   R   N   H   C   F   T   SA   C   H   L   O   A   N   B   M   N   M   O   R   G   N   V   R   T   B   M   ar   ke   t   C   ap   ($   m   m   )   Since Annaly announced the acquisition of Hatteras Financial Corp. in April 2016, the number of mREITs has   decreased by 15% while the sector market capitalization has grown ~$26 billion, or 53%(1)   Annaly Advantages | Size & Scale   8   Source: Bloomberg and Company filings. Market data as of March 29, 2019.   Note: No outline denotes either a reduction in market cap or no change to market cap from April 8, 2016 to March 29, 2019. Removed companies include companies that have been acquired, are the subject of an announced acquisition or those that   have been removed from the index. Companies that have been added to the BBREMTG Index from April 8, 2016 to March 29, 2019 include AJX, GPMT, HCFT, KREF, LADR, LOAN, SACH and TRTX and are shown in green.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   Annaly’s market   capitalization has   increased by ~50% since   the acquisition of Hatteras in   April 2016   Growth   During the same time period,   Annaly completed the   acquisition of MTGE   Investment Corp., its 3rd   acquisition since 2013,   and the total number of   mREITs in the industry   decreased from 40 to 34   Consolidation   Annaly’s market   capitalization is greater   than the aggregate   market capitalization   of the 22 smallest   mREITs   Size   N   R   F   C   L   N   Y   C   Y   S   ST   A   R   A   M   T   G D   S   R   A   SF   IM   H   O   R   M   B   M   N   M   O   R   G   N   V   R   T   B   H   T   S   M   T   G   E   L   A   D   R   T   R   T   X   K   R   E   F   G   P   M   T   H   C   F   T   SA   C   H   L   O   A   N   A   JX   Annaly Agency Hybrid Commercial Removed Acquired by AnnalyAdded

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   13   16   26   29   36   37   2013 2014 2015 2016 2017 2018   Agency ARC ACREG AMML   Annaly’s diversification strategy is made up of 37 investment options   9   Annaly Advantages | Diversification Allows for Optionality   Total Number of Investment Options   2013   Commercial   Real Estate   (Internalization)   2014   Completed   Repositioning of   Agency Portfolio   2015   Securitized   Non-Agency   MBS   2016   Residential   Whole Loans   and MSRs   2018   Healthcare   CRE   N   ot   ab   le   P   ro   d   u   ct     A   d   d   it   io   n   s   Source: Company filings.   Note: Investment options are as of December 31 for each respective year.   2017   Agency and   Non-Agency   CMBS/CMBX

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   1.8% 3.8%   5.6%   12.2%   27.6%   51.3%   88.2%   55.1%   NLY mREIT Peers Equity REITs MLPs Select Financials Utilities Consumer Staples S&P 500   Yield Sectors(2): 37.0%   Annaly continues to further scale its diversified platform while operating more efficiently   than Yield Sectors and mREIT peers   OpEx as % of Average Equity(1)   Annaly Advantages | Efficiency of Annaly’s Model Helps Drive Performance   10   Source: Bloomberg and Company filings. Financial data as of December 31, 2018.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.    Efficiency: More efficient than the S&P   500, Yield Sectors and mREIT peers by   30x, 20x and 2x, respectively

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Annaly’s diversified financing sources and liquidity provide the Company with unique competitive advantages   Annaly Advantages | Diversified Financing Enhances Liquidity   11   Source: Company filings. Financial data as of March 31, 2019.   Note: Diagram is not representative of Annaly’s entire list of financing options.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   Total Capitalization Financing Options   Common Equity   $14.0bn   Preferred Equity $1.8bn   Secured Financing(6)   $2.9bn   FHLB(3)   $3.6bn   Agency,   Non-Agency &   CMBS Repo   $88.4bn   3/31/2019: $110.6bn(5) Available Financing   Options   Agency   Residential   Credit   Commercial   Real Estate   Middle Market   Lending   In-House Broker-Dealer    Street Repo      Direct Repo    FHLB      Credit Facilities /   Warehouse Financing     Non-Recourse   Term Financing(7)      Syndication     Mortgage Financing    Preferred Equity       Common Equity        Deepened financing diversification through two residential whole loan securitizations for an   aggregate $782 million since the beginning of 2019(1)    Closed $857 million managed commercial real estate collateralized loan obligation (“managed CRE   CLO”) during the quarter(2)    Closed $200 million AMML credit facility during the quarter    $3.6 billion line with FHLB(3) provides attractive terms   51% less levered across   our credit investment groups   than the average of the five   largest peers in each sector(4)

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Annaly is positioned to capitalize on industry and macro trends   Annaly’s Opportunity   12   Source: Company filings, Bloomberg and SNL Financial. Market data as of March 29, 2019.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   Industry / Macro Factors   Monetary Policy   GSE Reform   Convergence   ESG    Economic growth is expected to slow(1)    Investor appetite for defensive strategies has   grown    Fed actions and sentiment are driving   markets across asset classes and sectors    Legislative reform unlikely near term but   administrative reform is clear and present    Consolidation among financial institutions   to continue, putting pressure on smaller   players   Trend Overview Annaly Positioning    35% lower beta than Yield Sectors and 50%   lower than the S&P 500    Outperform cyclical sectors during periods   of volatility(2)    Unique expertise in managing aspects of   Fed policy    Annaly as a private capital solution    Co-Published with NY Fed on CRT(3)    SIFMA Advisory Council on UMBS    We operate in fragmented industries    3 acquisitions for $3.3 billion since Annaly’s   diversification strategy began(4)    Universe of shareholders and partners has   broadened    Industry leading corporate responsibility   and governance practices    Social impact joint ventures   Consolidation   State of the Market/   Economy    New entrants to the alternative investment   arena (pensions, insurers, SWFs and family   offices)    Global sustainable investments reached a   new peak of $30.7 trillion in 2018, up 34%   over the prior two years(5)   Banks’ Reduction in   Mortgage Business    Banks’ mortgage-related exposure has   trended lower recently as non-banks have   increased their market shares significantly    Annaly’s capital base, liquidity, REIT   structure and expertise provides unique   ability to own and finance mortgage assets

Annaly’s Positioning & Impact

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   With a ~$16 billion capital base,   Annaly manages permanent   equity capital that is dedicated   to producing attractive risk-   adjusted returns for   shareholders   Annaly provides liquidity and   competes for investment returns   across mortgage products,   thereby helping to reduce   mortgage rates to borrowers   Election of REIT status requires   that the 75% of investments are   real estate-focused, putting   REITs at a critical nexus between   real estate ownership and   financial markets   14   Annaly is Positioned to Play a Significant Role…   Source: Company filings, Intex and Annaly Calculations. Financial data as of March 31, 2019.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   Annaly has permanent capital dedicated to housing in support of GSE reform   Assets Capital Liquidity   Structure   Annaly provides audited   disclosure of its financial   condition, which includes mark-   to-market value of certain assets,   and is subject to disclosure   requirements as a public   company listed on the NYSE   Transparency & Disclosure   Annaly has a corporate   governance structure aligned   with shareholders’ interests and   has a risk management   framework that facilitates a   holistic, enterprise wide view of   risk   Governance & Risk Management   Annaly has a broad investment   mandate – with ~$126.8 billion   in assets(1), our portfolio includes   securities, loans and equity in   both the residential and   commercial markets

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   67%   14%   21%   70%   13% 16%   0%   25%   50%   75%   100%   Prime Expanded Prime   %   b   y   In   ve   st   or   T   yp   e   Banks & Insurance mREITs Other   15   …in the Private Capital Solution to Housing Finance…   Source: Company filings, Inside Mortgage Finance, Intex and Annaly Calculations.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   Annaly and other mREITs play a meaningful role in providing private capital to a broader set of borrowers amidst   a backdrop where banks’ mortgage related exposure is trending lower   2018 Private Label Securitization by Loan Segment and   Investor Type(2)   (5)   (3) (4)   19%   10%   12% 11%   21%   29%   42%   47%   50%   52% 53%   2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018   Non-Bank Share of Mortgage Origination (%)(1)

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   The GSEs’ credit risk transfers have moved a substantial portion of credit risk to the private sector   …That is Well Underway as Evidenced by the Growth of the CRT Market   16   Source: TRACE, Bank of America, FHFA, eMBS and Annaly Calculations. Data as of March 31, 2019, unless otherwise noted.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   As the CRT market has developed…   Using CRT, the GSEs have shed credit risk on 2/3rd of issuance   over the last five years   …liquidity has increased and CRT is now the benchmark for   residential credit pricing   $0   $1   $2   $3   $4   $5   $6   2015 2016 2017 2018 2019   Monthly CRT Trading Volume(5) ($bn)   30-year Loans Guaranteed by Fannie and Freddie by Year of issuance Cumulative CRT Issuance Since 2013(4) ($bn)   2015 Avg. Trading   Volume: $1.6bn   2018 Avg. Trading   Volume: $3.3bn   $1.8   $12.6   $25.1   $39.0   $53.4   $67.6 $72.4   $0.0   $20.0   $40.0   $60.0   $80.0   2013 2014 2015 2016 2017 2018 2019   YTD   Prior Cumulative Issuance Issuance During Year$2.2   trillion   67%(1)   Loans with   <60 LTV   12% of aggregate   Unpaid principal   balance of GSE CRT   Securities(2)   (CAS + STACR)   Loans   refinanced   through   HARP(3)   2% of   aggregate   2017   2016   2014   2015   2018   In part covered by   other credit risk   sharing (e.g., ACIS)

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   17   Agency   Residential   Credit   Commercial   Real Estate   Annaly’s Real Estate & Housing Investment Impact   Through our investment strategies, we finance housing across the country, support the vitality of local communities   and contribute to strengthening the long-term growth of the economy in a number of different ways   Fixed Pools ARMs CMO   MSR   I.O. / INV I.O.   TBA Contracts HECM   Agency DUS   1st Mortgage   CMBS   Freddie B-Piece   CMBX   Conduit CMBS   EquityPreferred Equity   Mezzanine   Call Rights CRT   Prime (Non-QM)   Legacy Securities   Small Balance   Commercial   Prime Jumbo (QM)   Expanded Prime   Whole Loans   Investor Loans   RPL   Annaly’s   Real Estate   Investment   Options   Source: Company filings. Financial data as of March 31, 2019.   Note: Diagram is not representative of Annaly’s entire list of investment and financing options. Shading does not correlate to the size of each portfolio. Annaly may not be invested in all investment or utilize all financing   options at any one point in time.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   …has led to flexible outcomes for borrowers   Financedover 750,000 homes for Americans   and their families across 50 states(1)   3.8 million additional homes supported   through Annaly’s investments   in CRT securities(2)   Ability to invest across the capital structure in multiple real estate products…   NPL   190,000 loans totaling over $15 billion to   borrowers with lower loan balance mortgages,   typically financing homes that are less than half   the national house price average(3)   Nearly 850 loans totaling over $550 million   to self-employed, creditworthy borrowers,   including small business owners that have   challenges accessing mortgage credit from   commercial banks due to non-traditional   income sources(4)

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   18   Corporate Governance Responsible Investments Human Capital   Recent initiatives and acknowledgements demonstrate Annaly’s continued focus on Corporate Responsibility   Leading Corporate Responsibility Practices   Note: Company statistics as of December 31, 2018, unless otherwise noted.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   Investing in rural and urban communities across   the country through two joint venture   partnerships totaling $50 million with   Capital Impact Partners, a national   community development financial institution(3)   4 new Independent Directors   added since 2018   of Continuing   Directors are Independent   Outreach to 96%   of top 50 institutional investors   including 79% of institutional ownership(1)   45% of the Continuing Directors   are women, which compares   to 26% on average for the S&P 500(2)   of employees own   Annaly Stock(5)   of employees subject   to our voluntary   Stock Ownership   Guidelines have   met or are on track to   meet the guidelines   of new hires in 2018   identify as female   54% 39%   of new hires in 2018   identify as racially   diverse   of employees are   eligible to participate   in 10 development   programs   47%   100%   overall employee   favorability score   in 2018 employee   engagement survey(6),   an increase of over   25% in since 2015   85%   100%   82%   Impact of Our 1st Joint Venture Financing(4):   500,000 square feet   In community development projects   employing 1,200 people   3,000 students   Received education through charter schools   30,000 patients   Served in community health centers and   eldercare residences   40,000 people   Secured access to healthy food sources

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Median Forward 3yr EPS Volatility   Based on ESG Scores (annually, 2005-2015)(1)(2)   Median Forward 1yr ROE   Based on ESG Scores (annually, 2005-2017)(1)   Market Research Suggests Benefits of ESG Commitment to Diversity   19   Source: Thomson Reuters and BofAML U.S. Equity and Quant Strategy Research (“The She-conomy”. Bank of America Merrill Lynch Research. March 6, 2019). Financial data measured at the end of each one- or three-year respective   period (through December 31, 2018) as applicable.   Note: Reprinted by permission. Copyright © 2019 Bank of America Corporation (“BAC”). The use of the above in no way implies that BAC or any of its affiliates endorses the views or interpretation or the use of such information or   acts as any endorsement of Annaly’s use of such information. The information is provided "as is" and none of BAC or any of its affiliates warrants the accuracy or completeness of the information.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   Studies suggest companies with gender diverse leadership and boards have higher ROEs and lower EPS volatility   High ESG Score(4) Low ESG Score(5)   (3) (3)   4.00   8.00   12.00   16.00   Board Diversity % Women Managers   0.00   0.25   0.50   0.75   Board Diversity % Women Managers

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Annaly Strives for Best-in-Class Corporate Responsibility & Governance Practices   20   Source: Company filings and company websites. Data reflects most recently available disclosure, unless otherwise noted.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   While ESG disclosure is emergent, the benchmarking below demonstrates Annaly’s industry leading   disclosures and metrics   G   Metric Disclosure   S   E   Board Refreshment Policy Director age and/or tenure limit   Corporate Responsibility Board   Committee   Dedicated committee established   Shareholder Outreach Quantifiable disclosure of shareholder engagement   Efforts to measure, reduce   environmental impact   Disclosure of efforts   Racial Diversity - Workforce % of employees who identify as racially diverse   Employee Engagement Survey Quantifiable disclosure of survey results   Employee Stock Purchases % of employees who purchase stock in open market   Gender Diversity - Workforce % of employees who are women   % of Proxy Peer   Group Disclosing(1)   Gender Diversity - Leadership % of leadership/executives who are women(2)   Employee Turnover Quantifiable disclosure of turnover   Yes   Yes   Yes   Yes   32%(3)   Yes   54%(4)   32%(3)   33%(3)   Yes   Socially Responsible Investing Dedicated social impact investments or products(5) Yes(6)

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Board Independence   Representation of Women on Board   Percent of Board with Tenure of 5 Years or Less   Distribution of S&P 500 Companies by   % Women on the Board(3)   Annaly’s key Board composition metrics compare favorably to the average of peers as well as the broader market   Annaly is Committed to a Strong, Diverse and Independent Board   21   Source: ISS Corporate Solutions, company filings and Bloomberg. Data reflects most recently available disclosure, unless otherwise noted.   Note: Annaly Board metrics reflect Continuing Directors. Proxy Peer Group board metrics reflect expected composition of board following each company’s 2019 annual meeting (and assumes all nominees are elected).   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   (1)   (1)   (1)   (2) (2)   (2)   211   127   89   30 24   10 8 1   9 companies in the S&P 500 have the same   representation of women on the board as Annaly and   only 10 have representation greater than 45%   82%   73%   84%   Proxy Peer Group   Average   S&P 500 Average   45%   33%   48%   Proxy Peer Group   Average   S&P 500 Average   45%   22%   26%   Proxy Peer Group   Average   S&P 500 Average

Business Update

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Agency | Portfolio Summary   23   Note: Data as of March 31, 2019. Percentages based on fair market value and may not sum to 100% due to rounding.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.    Annaly Agency Portfolio: $119.5 billion in assets at the end of Q1 2019, an increase of 13% from Q4 2018    The portfolio mix is comprised of predominately 30-year fixed rate securities, as we believe these offer the most attractive risk-   adjusted returns in the Agency MBS market    Agency MBS risk adjusted returns remain attractive as the sector will require additional capital to absorb supply    ~82% of the portfolio positioned in securities with attractive convexity profiles at the end of Q1 2019   – Specified pool collateral performed materially better than To-Be-Announced (“TBA”) securities during the quarter, as market   participants grew concerned about increased refinancing activity in TBA securities   Total Dedicated Capital: $11.3 billion(1)   Asset Type(1) Pass Through Coupon Type Portfolio Quality(2)   30Yr+:   94%   15 & 20Yr:   6%   <=3%   2%   3.5%   23%   4.0%   42%   >=4.5%   27%   <=3.0%   3%   3.5%   2%   >=4.0%   1%ARM/HECM   4%   DUS   2%   IO/IIO/CM   O/MSR   1%   15yr   3%   20yr   3%   30yr   87%   High   Quality   Spec   33%   Med Quality Spec   33%   40+   WALA   16%   Generic   18%

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Residential Credit | Portfolio Summary   24   Note: Data as of March 31, 2019, unless otherwise noted. Portfolio statistics and percentages are based on fair market value and reflect economic interest in securitizations. Prime Jumbo and Prime classifications include the   economic interest of certain positions that are classified as Residential Mortgage Loans within our Consolidated Financial Statements. Percentages may not sum to 100% due to rounding.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.    Annaly Residential Credit Portfolio: $3.4 billion at the end of Q1 2019, an increase of 2% from Q4 2018    Closed a $394 million Agency Investor Securitization in January   – Subsequent to quarter end, priced an additional $388 million Securitization backed by expanded prime collateral; represents   Annaly’s fifth non-Agency Securitization in 13 months   – These transactions demonstrate Annaly’s ability to optimize funding and solidify our reputation as a programmatic MBS issuer    Whole loans continue to be the largest area of growth, with Q1 2019 acquisitions increasing more than 100% compared to Q1 2018   – Purchased $376 million of residential whole loans in Q1 2019 through unique partnership channels   – Total acquisitions of $1.6 billion over the last twelve months   Total Dedicated Capital: $1.3 billion   Sector Type(1)(2) Coupon Type(1) Effective Duration(1)   Fixed   28%   Fixed   <2yrs   16%Floating   29%   ARM   20%   IO   7%   <2 yrs   66%   2-3 yrs   6%   3-4 yrs   4%   4-5 yrs   3%   >5 yrs   21%   Agency   CRT   18%   Private   Label   CRT   1%   Prime   20%   Alt A   6%   Subprime   11%   NPL   <1%   Prime   Jumbo   7%   Prime   Jumbo   IO   <1%   WL   37%

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Commercial Real Estate | Portfolio Summary    Annaly Commercial Real Estate Portfolio: $2.1 billion in assets at the end of Q1 2019(1), calculated net of the managed CRE CLO   issued during the quarter, reflecting a decrease of 15% from Q4 2018    Issued $857 million actively managed CRE CLO, providing 79.25% advance rate for non-recourse, non-mark-to-market financing    ~$1 billion of available financing capacity, inclusive of CRE credit facilities    Continue to enhance regional origination presence by opening a Chicago office    New investment activity outpaced paydowns during the quarter    $290 million of new investment activity, with an average direct origination commitment of $55 million    $128 million of payoffs/paydowns received   Total Dedicated Capital: $0.9 billion   Asset Type Sector Type Geographic Concentration(6)   Note: Data as of March 31, 2019. Portfolio statistics and percentages are based on fair market value and reflect economic interest in securitizations. Percentages may not sum to 100% due to rounding.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   25   AAA CMBS   1%   Credit   CMBS   26%   Mezzanine   24%   Whole   Loan(5)   17%   Equity(4)   26%   ESG(3)   3%   Other(2)   3%   Hotel   7%   Healthcare   8%   Industrial   1%   Multifamily   18%   Other   9%Office   24%   Retail   33%   CA   12%   Other   37%   DC   8%   VA   8%   TX   15%   NY   14%   NC   6%

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Middle Market Lending | Portfolio Summary   Note: Data as of March 31, 2019. Percentages based on amortized cost and may not sum to 100% due to rounding.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.    Annaly Middle Market Lending Portfolio: $1.8 billion in assets at the end of Q1 2019, a decrease of 4% from Q4 2018   – Executed successful syndication of $242 million of a unitranche loan across six lenders(1), driving modest decline in   portfolio balance    AMML remains disciplined in our credit intensive approach, focusing on top private equity sponsor relationships in defensive, non-   discretionary, niche industries    Given evolving market conditions, the portfolio is more heavily geared towards first lien investments with outsized returns    Improved terms and access to financing through additional $200 million credit facility that closed in Q1 2019   Total Dedicated Capital: $1.3 billion   Lien Position Industry(2) Loan Size(3)   Management & Public Relations Services Computer Programming & Data Processing   Metal Cans & Shipping Containers   Engineering, Architectural, and Surveying   Public Warehousing & Storage Telephone Communications   Offices & Clinics of Doctors   Surgical, Medical and Dental Instruments & Supplies   Other   26   1st Lien   68%   2nd Lien   32%   $0mm -   $20mm   18%   $20mm -   $40mm   18%   $40mm -   $60mm   27%   $60mm+   37%   17%   16%   7%   5%   5%6%5%   3%   35%

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Performance Highlights and Trends   27   Unaudited   * Represents a non-GAAP financial measure; see Appendix.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   For the quarters ended   3/31/2019 12/31/2018 9/30/2018 6/30/2018 3/31/2018   GAAP net income (loss) per average common share(1) ($0.63) ($1.74) $0.29 $0.49 $1.12   Core earnings (excluding PAA) per average common share* (1) $0.29 $0.29 $0.30 $0.30 $0.30   Core earnings per average common share* (1) $0.23 $0.26 $0.29 $0.30 $0.41   PAA cost (benefit) per average common share(2) $0.06 $0.03 $0.01 $0.00 ($0.11)   Dividends declared per common share $0.30 $0.30 $0.30 $0.30 $0.30   Book value per common share(3) $9.67 $9.39 $10.03 $10.35 $10.53   Annualized GAAP return (loss) on average equity (22.72%) (62.05%) 10.73% 17.20% 36.86%   Annualized core return on average equity (excluding PAA)* 11.59% 11.48% 10.85% 11.05% 10.70%   Net interest margin 1.25% 1.34% 1.49% 1.53% 1.94%   Net interest margin (excluding PAA)* 1.51% 1.49% 1.50% 1.56% 1.52%   Leverage, at period-end (4) 6.1x 6.3x 5.9x 6.0x 6.1x   Economic leverage, at period-end (5) 7.0x 7.0x 6.7x 6.4x 6.5x   Credit portfolio as a percentage of stockholders' equity (6) 24% 28% 30% 28% 26%

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Performance Highlights and Trends (cont’d)   28   Unaudited, dollars in thousands   For the quarters ended   3/31/2019 12/31/2018 9/30/2018 6/30/2018 3/31/2018   Agency mortgage-backed securities $103,093,526 $90,752,995 $89,290,128 $86,593,058 $88,579,097   Credit risk transfer securities 607,945 552,097 688,521 563,796 628,942   Non-Agency mortgage-backed securities 1,116,569 1,161,938 1,173,467 1,006,785 1,066,343   Commercial mortgage-backed securities 175,231 156,758 186,495 315,050 264,810   Total Securities $104,993,271 $92,623,788 $91,338,611 $88,478,689 $90,539,192   Residential mortgage loans $1,311,720 $1,359,806 $1,217,139 $1,142,300 $974,577   Commercial real estate debt and preferred equity 722,962 1,296,803 1,435,865 1,251,138 1,081,295   Corporate debt 1,758,082 1,887,182 1,528,874 1,256,276 1,152,745   Loans held for sale 86,560 42,184 42,325 42,458 -   Total Loans, net $3,879,324 $4,585,975 $4,224,203 $3,692,172 $3,208,617   Mortgage servicing rights $500,745 $557,813 $588,833 $599,014 $596,378   Residential mortgage loans transferred or pledged to securitization vehicles $1,425,668 $1,094,831 $765,876 $523,857 $561,108   Commercial real estate debt investments transferred or pledged to securitization vehicles 2,939,632 2,738,369 3,521,945 2,542,413 2,695,513   Assets transferred or pledged to securitization vehicles $4,365,300 $3,833,200 $4,287,821 $3,066,270 $3,256,621   Real estate, net $734,239 $739,473 $753,014 $477,887 $480,063   Total residential and commercial investments $114,472,879 $102,340,249 $101,192,482 $96,314,032 $98,080,871

Appendix: Non-GAAP Reconciliations

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Non-GAAP Reconciliations   30   Beginning with the quarter ended September 30, 2018, the Company updated its calculation of core earnings and related metrics to reflect   changes to its portfolio composition and operations, including the acquisition of MTGE in September 2018. Compared to prior periods, the   revised definition of core earnings includes coupon income (expense) on CMBX positions (reported in Net gains (losses) on other derivatives) and   excludes depreciation and amortization expense on real estate and related intangibles (reported in Other income (loss)), non-core income (loss)   allocated to equity method investments (reported in Other income (loss)) and the income tax effect of non-core income (loss) (reported in Income   taxes). Prior period results have not been adjusted to conform to the revised calculation as the impact in each of those periods is not material.   The Company calculates “core earnings”, a non-GAAP measure, as the sum of (a) economic net interest income, (b) TBA dollar roll income and   CMBX coupon income, (c) realized amortization of MSRs, (d) other income (loss) (excluding depreciation and amortization expense on real estate   and related intangibles, non-core income allocated to equity method investments and other non-core components of other income (loss)), (e)   general and administrative expenses (excluding transaction expenses and non-recurring items) and (f) income taxes (excluding the income tax   effect of non-core income (loss) items), and core earnings (excluding PAA), which is defined as core earnings excluding the premium   amortization adjustment representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in   estimated long-term prepayment speeds related to the Company’s Agency mortgage-backed securities.

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Non-GAAP Reconciliations (cont’d)   31   * Represents a non-GAAP financial measure.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   Unaudited, dollars in thousands except per share amounts   For the quarters ended   3/31/2019 12/31/2018 9/30/2018 6/30/2018 3/31/2018   GAAP to Core Reconciliation   GAAP net income (loss) ($849,251) ($2,254,872) $385,429 $595,887 $1,327,704   Net income (loss) attributable to non-controlling interests (101) 17 (149) (32) (96)   Net income (loss) attributable to Annaly ($849,150) ($2,254,889) $385,578 $595,919 $1,327,800   Adjustments to excluded reported realized and unrealized (gains) losses:   Realized (gains) losses on termination of interest rate swaps $588,256 - (575) - (834)   Unrealized (gains) losses on interest rate swaps 390,556 1,313,882 (417,203) (343,475) (977,285)   Net (gains) losses on disposal of investments 93,916 747,505 324,294 66,117 (13,468)   Net (gains) losses on other derivatives 115,159 484,872 (94,827) (34,189) 47,145   Net unrealized (gains) losses on instruments measured at fair value through earnings (47,629) 18,169 39,944 48,376 51,593   Loan loss provision 5,703 3,496 - - -   Adjustments to exclude components of other (income) loss:   Depreciation and amortization expense related to commercial real estate(1) 10,114 11,000 9,278 - -   Non-core (income) loss allocated to equity method investments(2) 9,496 (10,307) (2,358) - -   Non-core other (income) loss(3) - - 44,525 - -   Adjustments to exclude components of general and administrative expenses and income taxes:   Transaction expenses and non-recurring items (4) 9,982 3,816 60,081 - 1,519   Income tax effect on non-core income (loss) items 726 3,334 886 - -   Adjustments to add back components of realized and unrealized (gains) losses:   TBA dollar roll income and CMBX coupon income(5) 38,134 69,572 56,570 62,491 88,353   MSR amortization(6) (13,979) (18,753) (19,913) (19,942) (21,156)   Core earnings* 351,284 371,697 386,280 375,297 503,667   Less:   Premium amortization adjustment (PAA) cost (benefit) 81,871 45,472 3,386 7,516 (118,395)   Core Earnings (excluding PAA)* $433,155 $417,169 $389,666 $382,813 $385,272   Dividends on preferred stock 32,494 32,494 31,675 31,377 33,766   Core Earnings attributable to common shareholders * $318,790 $339,203 $354,605 $343,920 $469,901   Core Earnings (excluding PAA) attributable to common shareholders * $400,661 $384,675 $357,991 $351,436 $351,506   GAAP net income (loss) per average common share(7) ($0.63) ($1.74) $0.29 $0.49 $1.12   Core earnings per average common share(7)* $0.23 $0.26 $0.29 $0.30 $0.41   Core earnings (excluding PAA) per average common share(7)* $0.29 $0.29 $0.30 $0.30 $0.30   Annualized GAAP return (loss) on average equity (22.72%) (62.05%) 10.73% 17.20% 36.86%   Annualized core return on average equity (excluding PAA)* 11.59% 11.48% 10.85% 11.05% 10.70%   To supplement its consolidated financial statements, which are prepared and presented in accordance with GAAP, the Company provides non-GAAP financial measures. These measures   should not be considered a substitute for, or superior to, financial measures computed in accordance with GAAP. These non-GAAP measures provide additional detail to enhance investor   understanding of the Company’s period-over-period operating performance and business trends, as well as for assessing the Company’s performance versus that of industry peers.   Reconciliations of these non-GAAP financial measures to their most directly comparable GAAP results are provided below and on the next page.

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Non-GAAP Reconciliations (cont’d)   32   * Represents a non-GAAP financial measure.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   Unaudited, dollars in thousands   For the quarters ended   3/31/2019 12/31/2018 9/30/2018 6/30/2018 3/31/2018   Premium Amortization Reconciliation   Premium amortization expense $247,446 $220,131 $187,537 $202,426 $95,832   Less:   PAA cost (benefit) $81,871 $45,472 $3,386 $7,516 ($118,395)   Premium amortization expense (excluding PAA) $165,575 $174,659 $184,151 $194,910 $214,227   Interest Income (excluding PAA) Reconciliation   GAAP interest income $866,186 $859,674 $816,596 $776,806 $879,487   PAA cost (benefit) $81,871 $45,472 $3,386 $7,516 ($118,395)   Interest income (excluding PAA)* $948,057 $905,146 $819,982 $784,322 $761,092   Economic Interest Expense Reconciliation   GAAP interest expense $647,695 $586,774 $500,973 $442,692 $367,421   Add:   Net interest component of interest rate swaps(1) (134,035) (65,889) (51,349) (31,475) 48,160   Economic interest expense*(1) $513,660 $520,885 $449,624 $411,217 $415,581   Economic Net Interest Income (excluding PAA) Reconciliation   Interest income (excluding PAA) $948,057 $905,146 $819,982 $784,322 $761,092   Less:   Economic interest expense*(1) 513,660 520,885 449,624 411,217 415,581   Economic net interest income (excluding PAA)*(1) $434,397 $384,261 $370,358 $373,105 $345,511   Economic Metrics (excluding PAA)   Average interest earning assets $109,946,527 $107,232,861 $101,704,957 $102,193,435 $101,979,042   Interest income (excluding PAA)* $948,057 $905,146 $819,982 $784,322 $761,092   Average yield on interest earning assets (excluding PAA)* 3.45% 3.38% 3.22% 3.07% 2.99%   Average interest bearing liabilities $95,529,819 $91,746,160 $86,638,082 $87,103,807 $87,376,452   Economic interest expense*(1) $513,660 $520,885 $449,624 $411,217 $415,581   Average cost of interest bearing liabilities(1) 2.15% 2.22% 2.08% 1.89% 1.90%   Economic net interest income (excluding PAA)*(1) $434,397 $384,261 $370,358 $373,105 $345,511   Net interest spread (excluding PAA)* 1.30% 1.16% 1.14% 1.18% 1.09%   Interest income (excluding PAA)* $948,057 $905,146 $819,982 $784,322 $761,092   TBA dollar roll income and CMBX coupon income (2) 38,134 69,572 56,570 62,491 88,353   Interest expense (647,695) (586,774) (500,973) (442,692) (367,421)   Net interest component of interest rate swaps 134,035 65,889 51,349 31,475 (48,160)   Subtotal $472,531 $453,833 $426,928 $435,596 $433,864   Average interest earning assets $109,946,527 $107,232,861 $101,704,957 $102,193,435 $101,979,042   Average TBA contract and CMBX balances (2) 14,927,490 14,788,453 12,216,863 9,407,819 12,050,341   Subtotal $124,874,017 $122,021,314 $113,921,820 $111,601,254 $114,029,383   Net interest margin (excluding PAA)* 1.51% 1.49% 1.50% 1.56% 1.52%

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Glossary   33   *Represents constituents as of March 29, 2019.   1. Affiliated Managers Group, Inc., AGNC Investment Corp., Apollo Global Management, LLC, Ameriprise Financial, Inc., Ares Capital Corporation, Ares Management Corp., ARMOUR Residential REIT, Inc., E*TRADE Financial   Corporation, Eaton Vance Corp., Franklin Resources, Inc., Invesco Ltd., Jefferies Financial Group Inc., KKR & Co. L.P., Lazard Ltd, Legg Mason, Inc., New Residential Investment Corp., Northern Trust Corporation, Raymond James   Financial, Inc., Starwood Property Trust, Inc., T. Rowe Price Group, Inc., The Blackstone Group L.P., The Carlyle Group L.P. and Waddell & Reed Financial, Inc.   ACREG: Refers to Annaly Commercial Real Estate Group   Agency Peers: Represents companies comprising the Agency sector   within the BBREMTG Index*   AMML: Refers to Annaly Middle Market Lending Group   ARC: Refers to Annaly Residential Credit Group   BBREMTG: Represents the Bloomberg Mortgage REIT Index*   Beta: Represents Bloomberg’s ‘Overridable Adjusted Beta’ which   estimates the degree to which a stock’s price will fluctuate based on a   given movement in the representative market index, calculated from   December 31, 2013 to March 29, 2019 with daily periodicity. S&P 500 is   used as the relative index for the calculation   Commercial Peers: Represents companies comprising the commercial   sector within the BBREMTG Index*   Consumer Staples: Represents the S5CONS Index*   Continuing Directors: Represents the eleven members of the Board   following the 2019 Annual Meeting (assuming all nominees are elected)   CRT: Refers to credit risk transfer securities   Equity REITs: Represents the RMZ Index*   ESG: Refers to Environmental, Social and Governance   FHLB: Refers to the Federal Home Loan Bank   GSE: Refers to government sponsored enterprise   Hybrid Peers: Represents companies comprising the hybrid sector   within the BBREMTG Index*   MLPs: Represents the Alerian MLP Index*   mREITs or mREIT Peers: Represents the BBREMTG Index*   Proxy Peer Group: Represents the 23 companies defined as the “Peer   Group” in the Company’s 2019 proxy statement(1)   S&P 500: Represents the S&P 500 Index*   Select Financials: Represents an average of companies in the S5FINL   Index with dividend yields greater than 50 basis points higher than the   S&P 500 dividend yield as of March 29, 2019   Unencumbered Assets: Represents Annaly’s excess liquidity and   defined as assets that have not been pledged or securitized (generally   including cash and cash equivalents, Agency MBS, CRT, Non-Agency   MBS, residential mortgage loans, MSRs, reverse repurchase agreements,   CRE debt and preferred equity, corporate debt, other unencumbered   financial assets and capital stock)   Utilities: Represents the Russell 3000 Utilities Index*   Yield Sectors or Yield Sector Peers: Representative of Consumer   Staples, Equity REITs, MLPs, Select Financials and Utilities

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Endnotes   34   Page 4   1. Agency assets include to be announced (“TBA”) purchase contracts (market value) and mortgage   servicing rights (“MSRs”). Residential Credit assets exclude securitized debt of consolidated variable   interest entities (“VIEs”). Commercial Real Estate assets exclude securitized debt of consolidated VIEs   and include $118mm of unused proceeds collateral to be deployed through the managed CRE CLO   during the six month, post-close ramp-up period.   2. Represents the capital allocation for each of the four investment groups and is calculated as the   difference between assets and related financing. Includes TBA purchase contracts, excludes non-   portfolio related activity and varies from total stockholders’ equity.   3. Sector rank compares Annaly dedicated capital in each of its four investment groups as of March 31,   2019 (adjusted for P/B as of March 29, 2019) to the market capitalization of the companies in each   respective comparative sector as of March 29, 2019. Comparative sectors used for Agency, Commercial   Real Estate and Residential Credit ranking are their respective sector within the BBREMTG Index as of   March 29, 2019. Comparative sector used for Middle Market Lending ranking is the S&P BDC Index as   of March 29, 2019.   4. Levered return assumptions are for illustrative purposes only and attempt to represent current market   asset returns and financing terms for prospective investments of the same, or of a substantially similar,   nature in each respective group.   Page 5   1. Based on annualized Q1 2019 dividend of $0.30 and a closing price of $9.99 on March 31, 2019.   2. Includes TBA purchase contracts and $118mm of unused proceeds collateral to be deployed through the   managed CRE CLO during the six month, post-close ramp-up period, and excludes securitized debt of   consolidated VIEs.   3. Capital allocation includes TBA purchase contracts, excludes non-portfolio related activity and varies   from total stockholders’ equity.   4. Includes a $394mm residential whole loan securitization and a $857mm commercial securitization   (managed CRE CLO) closed during the first quarter 2019, and a $388mm residential whole loan   securitization closed subsequent to quarter end in April 2019.   5. Measures total notional balances of interest rate swaps, interest rate swaptions and futures relative to   repurchase agreements, other secured financing and TBA derivative and CMBX notional   outstanding; excludes MSRs and the effects of term financing, both of which serve to reduce interest rate   risk. Additionally, the hedge ratio does not take into consideration differences in duration between   assets and liabilities.   6. Includes GAAP interest expense and the net interest component of interest rate swaps.   Page 7   1. Includes Annaly’s $876mm acquisition of CreXus Investment Corp. (closed May 2013), $1,519mm   acquisition of Hatteras Financial Corp. (closed July 2016) and $906mm acquisition of MTGE Investment   Corp. (closed September 2018).   2. Data shown since December 31, 2013, which marks the beginning of Annaly’s diversification efforts,   through March 29, 2019.   3. Represents Annaly's operating expense as a percentage of average equity compared to the BBREMTG   Index as of December 31, 2018. Operating expense is defined as: (i) for internally-managed peers, the   sum of compensation and benefits, G&A and other operating expenses, less any one-time or transaction   related expenses and (ii) for externally-managed peers, the sum of net management fees, compensation   and benefits (if any), general and administrative expenses (“G&A”) and other operating expenses, less   any one-time or transaction related expenses.   4. Total return represents total shareholder return for the period beginning December 31, 2013 to March 29,   2019.   Page 8   1. Compares companies in the BBREMTG Index as of March 29, 2019 to the same list of companies as of   April 8, 2016 (the last trading day prior to the announcement of the acquisition of Hatteras Financial   Corp.).   Page 10   1. Represents operating expense as a percentage of average equity for the year ended December 31, 2018.   For Annaly and mREIT Peers, operating expense is defined as: (i) for internally-managed peers, the   sum of compensation and benefits, G&A and other operating expenses, less any one-time or   transaction related expenses and (ii) for externally-managed peers, the sum of net management fees,   compensation and benefits (if any), G&A and other operating expenses, less any one-time or   transaction related expenses. Excludes companies with negative equity or operating expenses as a   percent of average equity in excess of 250%.   2. Represents the average of the Yield Sectors.   Page 11   1. Includes a $394mm securitization closed during the first quarter 2019 and a $388mm securitization   closed subsequent to quarter end in April 2019.   2. $857 million represents the total collateral contributed to the CLO, comprised of $739 million of   mortgage asset principal balance and $118 million of unused proceeds available to purchase additional   mortgage assets during the six month, post-close ramp-up period.   3. Reflects Annaly's 5-year FHLB financing, which sunsets in February 2021.   4. Does not include structural leverage.   5. Does not include synthetic financing for TBA contracts.   6. Excludes securitized debt of investments in Freddie Mac securitizations and securitized debt of a   subordinated tranche in a securitization trust. Total does not include middle market loan syndications.   7. Includes Residential Credit securitizations and the managed CRE CLO.   Page 12   1. “Survey: Half of business economists see recession by 2020”; M. Crutsinger; The Associated Press;   February 25, 2019.   2. Compares Annaly’s aggregate daily total shareholder returns on days in which the Chicago Board   Options Exchange Volatility Index (“VIX Index”) closes above 15 from December 31, 2013 to March 29,   2019 to the average of Yield Sectors during the same time period.   3. “Credit Risk Transfer and De Facto GSE Reform”; D. Finkelstein, A. Strzodka, and J. Vickery; Federal   Reserve Bank of New York Staff Reports, no. 838; February 2018. For more information please refer to:   https://www.annaly.com/investors /news/thought-l eadership.   4. Includes Annaly’s $876mm acquisition of CreXus Investment Corp. (closed May 2013), $1,519mm   acquisition of Hatteras Financial Corp. (closed July 2016) and $906mm acquisition of MTGE Investment   Corp. (closed September 2018).   5. “2018 Global Sustainable Investment Review”; Global Sustainable Alliance; April 1, 2019.   Page 14   1. Includes TBA purchase contracts and $118mm of unused proceeds collateral to be deployed through   the managed CRE CLO during the six month, post-close ramp-up period, and excludes securitized   debt of consolidated VIEs.   Page 15   1. Non-bank percent of total based on top 50 mortgage originators.   2. Chart represents private label securitizations closed in 2018 in which deals were categorized either as   prime or expanded-prime securitizations.   3. Securitization shelves are generally representative of borrowers with credit scores above the national   average (average credit of selected shelves is 769), where nearly all borrowers have documented   income via W2 (100% of borrowers have full documentation). These borrowers generally receive   relatively attractive mortgage rates (average gross WAC of 4.30%).   4. Securitization shelves are generally representative of borrowers with credit scores above the national   average (average credit of selected shelves is 754), but some of the borrowers are either lacking full   documentation (89% of borrowers have full documentation), are non-QM, are financing investor   properties, are higher LTV borrowers, or are a combination of these risk factors. These borrowers   received an average gross WAC of 5.01%.   5. Includes private equity, hedge funds and other alternative investors.

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Endnotes (cont’d)   35   Page 16   1. Represents the share of CRT reference pool unpaid principal balance as disclosed in the FHFA Credit   Risk Transfer Progress Reports relative to total conventional 30-year issuance guaranteed by Fannie Mae   and Freddie Mac. All data is through December 2018 only.   2. Unpaid principal balance at the time of issuance as per FHFA Credit Risk Transfer Progress Reports. Of   note, percentages might vary slightly to percentages discussed in FHFA reports given timing difference   (e.g., loans guaranteed in December of 2018 might only be slated for risk transfer in calendar year 2019).   3. Represents the amount of loans financed under HARP according to the October 2018 FHFA refi report.   Excludes Q4 2018 HARP refinancings.   4. Annual STACR and CAS gross issuance. Does not reflect current outstanding universe as it does not   account for paydowns.   5. Monthly trading volumes in CAS and STACR securities reported in TRACE. Assumes trades reported   with capped $5mm reporting trade size were on average $9mm.   Page 17   1. Represents the estimated number of homes financed by Annaly’s holdings of Agency MBS, residential   whole loans and securities, as well as multi-family commercial real estate loans, securities and equity   investments. The number includes all homes related to securities and loans wholly-owned by Annaly or   one of its subsidiaries and a pro-rata share of homes in securities or equity investments that are partially   owned by Annaly.   2. CRTs include the loans in the CRT reference pool for CRT securities partially-owned by Annaly. In rare   cases, some individual borrowers may be counted multiple times if they are present in Annaly’s   holdings of multiple asset types.   3. Represents all of the loans included in low loan balance (<$85,000) and medium loan balance ($85,000-   $110,000) Agency MBS pools wholly-owned by Annaly and a pro-rata share of loans in low loan balance   and medium loan balance Agency MBS pools partially-owned by Annaly. Based on FHFA’s December   31, 2018 seasonally adjusted House Price Index, which is calculated using home sales price information   from mortgages sold to, or guaranteed by, Fannie Mae and Freddie Mac.   4. Represents residential whole loans owned by Annaly or one of its subsidiaries.   Page 18   1. Representative of outreach during 2018-2019 proxy season and shareholder base as of December 31,   2018. Shareholder data per Ipreo.   2. S&P 500 board composition per ISS Corporate Solutions as of March 31, 2019.   3. First joint venture announced November 2017: Annaly’s investment represents $20mm and Capital   Impact Partners’ investment represents $5mm. Second Joint Venture announced January 2019: Annaly’s   commitment represents $20mm and Capital Impact Partners’ commitment represents $5mm.   4. Data provided by Capital Impact Partners.   5. Based on December 31, 2018 Annaly employee constituency (which excludes new hires since January   2018).   6. Survey results based on 2018 internal surveys conducted by Perceptyx.   Page 19   1. Universe of companies consists of the BofAML U.S. research coverage universe each year for which   Thomson Reuters ESG data is available.   2. EPS volatility based on volatility in quarterly EPS over the subsequent 3 years.   3. Data from 2010 on for % Women Managers. “Women Managers” based on Thomson Reuters’ Social sub-   pillar score.   4. High ESG Score based on >50 score on Board Diversity and >30% women in management.   5. Low ESG Score based on <50 score on Board Diversity and <30% women in management.   Page 20   1. Represents the companies included in the Proxy Peer Group with such disclosure.   2. Leadership/executives as defined by each company per their respective public disclosure.   3. Employee constituency statistics as of December 31, 2018.   4. Based on December 31, 2018 Annaly employee constituency (which excludes new hires since January   2018).   5. Represents allocations in socially responsible investments or products that make socially responsible   investments available to clients (e.g., ESG focused funds or ETFs), based on a review of each   company’s respective public disclosure.   6. Represents Annaly’s two joint venture partnerships with Capital Impact Partners.   Page 21   1. Represents average of the companies included in the Proxy Peer Group.   2. Represents average of the S&P 500 as of March 31, 2019.   3. Represents S&P 500 constituents as of March 31, 2019.   Page 23   1. Includes TBA purchase contracts and MSRs.   2. Includes fixed-rate pass-through certificates only. “High Quality Spec” protection is defined as pools   backed by original loan balances of up to $125k, highest LTV pools (CR>125%LTV), geographic   concentrations (NY/PR). “Med Quality Spec” includes $200k loan balance, $175k loan balance, $150k   loan balance, high LTV (CQ 105-125% LTV), and 40-year pools. “40+ WALA” is defined as weighted   average loan age greater than 40 months and treated as seasoned collateral.   Page 24   1. Shown exclusive of securitized residential mortgage loans of a consolidated VIE and loans held by an   affiliated master servicer.   2. Prime classification includes $22.1mm of Prime IO.   Page 25   1. Total CRE assets include the $223mm economic interest in the Annaly issued managed CRE CLO,   including the $118mm of unused proceeds collateral to be deployed through the CLO during the six   month, post-close ramp-up period. Total CRE assets, inclusive of the carrying value of the mortgage   loans contributed to the managed CRE CLO, would be $2.7bn, which would be a 14% increase from Q4   2018.   2. Reflects limited and general partnership interests in a commercial loan investment fund that is   accounted for under the equity method for GAAP.   3. Reflects joint venture interests in a social impact loan investment fund that is accounted for under the   equity method for GAAP.   4. Includes equity investment in health care assets.   5. Includes mezzanine loans for which Commercial Real Estate is also the corresponding first mortgage   lender, B-Notes held for investment and a B-Note held for sale.   6. Other includes 45 states, none of which represents more than 5% of total portfolio value. The Company   looked through to the collateral characteristics of securitizations and equity method investments.   Page 26   1. $217mm was syndicated in Q1 2019 and $24mm was previously syndicated in Q4 2018.   2. Based on Standard Industrial Classification industry categories.   3. Breakdown based on aggregate dollar amount of individual investments made within the respective   loan size buckets. Multiple investment positions with a single obligor shown as one individual   investment.

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Endnotes (cont’d)   36   Page 27   1. Net of dividends on preferred stock.   2. The Company separately calculates core earnings per average common share and core earnings (ex-   PAA) per average common share, with the difference between these two per share amounts attributed   to the PAA cost (benefit) per average common share. As such, the reported value of the PAA cost   (benefit) per average common share may not reflect the result of dividing the PAA cost (benefit) by the   weighted average number of common shares outstanding due to rounding.   3. Book value per common share includes 10.6mm shares of the Company’s common stock that were   pending issuance to shareholders of MTGE Investment Corp. (“MTGE”) at September 30, 2018 in   connection with the MTGE acquisition.   4. Debt consists of repurchase agreements, other secured financing, securitized debt and mortgages   payable. Certain credit facilities (included within other secured financing), securitized debt and   mortgages payable are non-recourse to the Company.   5. Computed as the sum of recourse debt, TBA derivative and CMBX notional outstanding and net   forward purchases (sales) of investments divided by total equity. Recourse debt consists of repurchase   agreements and other secured financing (excluding certain non-recourse credit facilities). Securitized   debt, certain credit facilities (included within other secured financing) and mortgages payable are non-   recourse to the Company and are excluded from this measure.   6. Represents CRT securities, non-Agency mortgage-backed securities, residential mortgage loans,   commercial real estate debt investments and preferred equity investments, loans held for sale,   investments in commercial real estate and corporate debt, net of financing.   Non-GAAP Reconciliations   Page 31   1. Includes depreciation and amortization expense related to equity method investments.   2. Beginning with the quarter ended September 30, 2018, the Company excludes non-core (income) loss   allocated to equity method investments, which represents the unrealized (gains) losses allocated to   equity interests in a portfolio of MSR, which is a component of Other income (loss). The quarter ended   December 31, 2018 also includes a realized gain on sale within an unconsolidated joint venture, which   is a component of Other income (loss).   3. The quarter ended September 30, 2018 reflects the amount of consideration paid for the acquisition of   MTGE in excess of the fair value of net assets acquired. This amount is primarily attributable to a   decline in portfolio valuation between the pricing and closing dates of the transaction and is consistent   with changes in market values observed for similar instruments over the same period.   4. Represents costs incurred in connection with a securitization of commercial loans and a securitization   of residential whole loans for the quarter ended March 31, 2019. Represents costs incurred in   connection with the MTGE transaction and costs incurred in connection with a securitization of   residential whole loans for the quarters ended September 30, 2018 and December 31, 2018. Represents   costs incurred in connection with a securitization of residential whole loans for the quarter ended   March 31, 2018.   5. TBA dollar roll income and CMBX coupon income each represent a component of net gains (losses) on   other derivatives. CMBX coupon income totaled $1.1mm, $1.2mm and $1.2mm for the quarters ended   March 31, 2019, December 31, 2018 and September 30, 2018, respectively. There were no adjustments   for CMBX coupon income prior to September 30, 2018.   6. MSR amortization represents the portion of changes in fair value that is attributable to the realization   of estimated cash flows on the Company’s MSR portfolio and is reported as a component of Net   unrealized gains (losses) on instruments measured at fair value.   7. Net of dividends on preferred stock.   Page 32   1. Average cost of interest bearing liabilities represents annualized economic interest expense divided by   average interest bearing liabilities. Average interest bearing liabilities reflects the average amortized   cost during the period. Economic interest expense is comprised of GAAP interest expense and the net   interest component of interest rate swaps.   2. CMBX coupon income and average CMBX balances have only been applied to the quarters ended   March 31, 2019, December 31, 2018 and September 30, 2018. The impact to net interest margin (ex-PAA)   in prior periods was immaterial.